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Exhibit 10.32

Execution Copy

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SOVRAN SELF STORAGE, INC.
SOVRAN ACQUISITION LIMITED PARTNERSHIP

6.38% Senior Guaranteed Notes, Series C, due April 26, 2016

______________________________________

CONSENT AND FIRST AMENDMENT TO
NOTE PURCHASE AGREEMENT
DATED AS OF APRIL 26, 2006
______________________________________

Dated as of June 22, 2006

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CONSENT AND FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT
DATED AS OF APRIL 26, 2006

            THIS CONSENT AND AMENDMENT is made as of June 22, 2006, by and among SOVRAN SELF STORAGE, INC., a Maryland corporation ("Sovran"), and SOVRAN ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership ("SALP," and together with Sovran, collectively referred to herein as the "Obligors" and individually as an "Obligor"), and each of the Noteholders party hereto.

            WHEREAS, the Obligors and the Noteholders are parties to that certain Note Purchase Agreement dated as of April 26, 2006 (the "Note Agreement"), pursuant to which the Obligors issued $150,000,000 principal amount of their 6.38% Senior Guaranteed Notes, Series C, due April 26, 2016 (the "Notes");

            WHEREAS, the Obligors have advised the Noteholders that the Obligors intend to acquire a portfolio of twenty-one self-storage properties located in four different states (the "Cornerstone Acquisition");

            WHEREAS, the Obligors have informed the Noteholders of SALP's intent to form the following wholly-owned Subsidiaries in connection with the Cornerstone Acquisition: (a) Sovran Huebner, LLC, a Delaware limited liability company ("Huebner"), which will acquire the property located at 1197 Huebner, San Antonio, Texas, (b) Sovran Little Road, LLC, a Delaware limited liability company ("Little Road"), which will acquire the property located at 4320 Little Road, Arlington, Texas, (c) Sovran Granbury, LLC, a Delaware limited liability company ("Granbury"), which will acquire the property located at 6050 Old Granbury Road, Fort Worth, Texas, (d) Sovran Grapevine, LLC, a Delaware limited liability company ("Grapevine"), which will acquire the property located at 88 Grapevine Highway, Hurst, Texas, (e) Sovran Washington, LLC, a Delaware limited liability company ("Washington"), which will acquire the property located at 450 S. Washington, Florissant, Missouri, (f) Sovran Meramac, LLC, a Delaware limited liability company ("Meramac"), which will acquire the property located at 301 Meramac Station Road, Ballwin, Missouri, (g) Sovran Shackelford, LLC, a Delaware limited liability company ("Shackelford"), which will acquire the property located at 940 Shackelford, Florissant, Missouri, (h) Sovran Seminole, LLC, a Delaware limited liability company ("Seminole"), which will acquire the property located at 10833 Seminole Boulevard, Largo, Florida, (i) Sovran DeGaulle, LLC, a Delaware limited liability company ("DeGaulle"), which will acquire the property located at 3200 General DeGaulle, New Orleans, Louisiana, and (j) Sovran Manchester, LLC, a Delaware limited liability company ("Manchester", and collectively with Huebner, Little Road, Granbury, Grapevine, Washington, Meramac, Shackelford, Seminole and DeGaulle, the "Affected Subsidiaries"), which will acquire the property located at 41524 US 19N, Tarpon Springs, Florida and 6557 Manchester Road, St. Louis, Missouri;

            WHEREAS, the Obligors have informed the Noteholders that each of the Affected Subsidiaries will be formed as a special purpose entity ("SPE"), the sole purpose of which shall

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be to hold property, which by virtue of the pre-existing debt thereon does not qualify as Unencumbered Property under the Note Agreement, and that in each case such debt contains covenants limiting such Affected Subsidiary from becoming a Guarantor under the Note Agreement;

            WHEREAS, Sections 9.4 and 9.5 of the Note Agreement require, inter alia, that that no Subsidiary shall become the owner of any Real Estate unless (a)  prior written consent of the Required Holders shall have been obtained, (b) specific circumstances outside of the ordinary course of business exist, and (c) such Subsidiary that holds Real Estate become a Guarantor of the Notes;

            WHEREAS, pursuant to Sections 9.4 and 9.5 of the Note Agreement, the Obligors have requested that, among other things, the Required Holders consent to the acquisitions by the various Affected Subsidiaries of their respective parcels of Real Estate under the Cornerstone Acquisition (the "Affected Subsidiary Consent") subject to the terms and conditions set forth herein;

            WHEREAS, the undersigned Noteholders are willing to grant the Affected Subsidiary Consent, subject to the terms and conditions set forth herein; and

            WHEREAS, in connection with the Cornerstone Acquisition, the Obligors and the undersigned Noteholders desire to amend certain provisions of the Note Agreement.

            NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:

            1.    Definitions.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Note Agreement

            2.    Consent.  Subject to satisfaction of the conditions contained in Section 5 hereof, the undersigned Noteholders representing the Required Holders hereby grant the Affected Subsidiaries Consent.

            3.    Amendment to Note Agreement.  Subject to satisfaction of the conditions contained in Section 5 hereof, the Note Agreement is hereby amended as follows:

(a) Definition of "Designated Subsidiaries". The definition of "Designated Subsidiaries in Schedule B to the Note Agreement is hereby amended in its entirety to read as follows:

" 'Designated Subsidiaries'. Collectively, each of the following Subsidiaries of the Obligors, which are not Subsidiary Guarantors hereunder:

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"(a) Locke Leasing, Inc. (Subsidiary of Sovran Acquisition Limited Partnership);

"(b) Iskalo Land Holdings, LLC, a New York limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(c) Sovran Jones Road, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(d) Sovran Congress, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership), and

"(e) Sovran Cameron, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership),

"(f) Sovran Huebner, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(g) Sovran Little Road, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(h) Sovran Granbury, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(i) Sovran Grapevine, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(j) Sovran Washington, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(k) Sovran Meramac, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(l) Sovran Shackelford, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(m) Sovran Seminole, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

"(n) Sovran DeGaulle, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership);

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"(o) Sovran Manchester, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership), and

"any other Subsidiaries of the Obligors, which are not Subsidiary Guarantors hereunder."

(b) Definition of "Cornerstone Acquisition". Schedule B to the Note Agreement is amended by adding the following definition immediately after the definition of "Construction in Progress":

" 'Cornerstone Acquisition' has the meaning given to that term in the Consent and First Amendment to this Agreement."

(c)   Conforming Amendment. Section 9.4 of the Note Agreement is amended by (1) deleting "clauses (b) through (e)" each place it appears and substituting "clauses (b) through (o)" therefor; and (2) deleting "clauses (a) through (e) of" each place it appears.

(d) Section 10.3. Section 10.3(f) of the Note Agreement is hereby amended in its entirety to read as follows:

"(f)(i) any Investments now or hereafter made in any Subsidiary other than a Designated Subsidiary; (ii) any Investments now or hereafter made in all Designated Subsidiary identified in clauses (a) through (e) of the definition of "Designated Subsidiaries," in the aggregate not to exceed the lesser of (x) 1.5% of Gross Asset Value or (y) $15,000,000 at any time; and (iii) Investments in each of the Designated Subsidiaries identified in clauses (f) through (o) of the definition of "Designated Subsidiaries," in an amount (including assumed debt) not greater than that set forth for such Designated Subsidiary in Schedule 5.4, provided, that, in the case of each Designated Subsidiary described in this clause (iii):

     "(A)    when the mortgage debt of such Designated Subsidiary is repaid, whether at maturity or pursuant to a prepayment right or obligation, the Obligors shall cause such Designated Subsidiary either (1) to execute and deliver a joinder agreement in respect of the Subsidiary Guaranty and the other documents required by Section 9.5 in connection therewith, or (2) transfer all of the property of such Designated Subsidiary to one of the Obligors, and

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     "(B)    the Obligors will not permit any of such Designated Subsidiary (1) to refinance or extend the maturity of any of the mortgage debt assumed by it in connection with the Cornerstone Acquisition, or (2) to incur any additional mortgage debt, or (3) to engage in any activity other than the ownership and operation of the property acquired by it in the Cornerstone Acquisition;".

(e) Schedule 5.4. Schedule 5.4 of the Note Agreement is hereby amended in its entirety to read as set forth on Schedule 5.4 attached hereto.

            4.    Limitation.  The foregoing consent and amendment are only effective in the specific instance and for the specific purpose for which each is given and shall not be effective for any other purpose, and no provision of the Note Agreement is amended in any way other than as provided herein and no Default or Event of Default is hereby waived, or shall in any way impair or prejudice, any rights of the Noteholders under the Note Agreement or any related document.

            5.    Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent are satisfied, each in form and substance satisfactory to the undersigned Noteholders (such date being hereinafter referred to as the "Effective Date"):

                  (a)    execution and delivery of this Amendment by the Obligors and Required Noteholders;

                  (b)    execution and delivery to the Noteholders by the Guarantor of a Reaffirmation of Guaranty in the form attached hereto as Exhibit A (the "Reaffirmation of Guaranty");

                  (c)    delivery to the Noteholders of the pro forma compliance certificate required pursuant to the last paragraph of Section 10.1 of the Note Agreement, reflecting the consummation of the Cornerstone Acquisition;

                  (d)    evidence that the Cornerstone Acquisition has been approved by the required lenders under the Bank Credit Agreement and the required note holders under the 2003 Note Purchase Agreement, in each case on terms that do not require any of the Affected Subsidiaries to guarantee the Obligors' obligations under either thereof;

                  (e)    delivery to the Noteholders of certified resolutions of Holdings and Sovran, authorizing this Amendment and the Reaffirmation of Guaranty;

                  (f)    the accuracy on the Effective Date of the representations and warranties in Section 6.1;

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                  (g)    payment by the Obligors to each Noteholder of an amendment fee equal to one-twentieth of one percent (0.05%) of the principal amount of Notes held by such Noteholder;

                  (h)    payment by the Obligors of the fees and expenses described in the Note Agreement and invoiced to the Obligors prior to the date hereof; and

                  (h)    evidence of consummation of the Cornerstone Acquisition.

            6.   Provisions Of General Application.

                 6.1    Representations and Warranties. The Obligors hereby represent and warrant as of the date hereof that (a) each of the representations and warranties of the Obligors contained in the Note Agreement or in any document or instrument delivered pursuant to or in connection with the Note Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Default or Event of Default exists on the date hereof, (c) the organizational documents of each of the Obligors and the Guarantor attached to the Officer's Certificate dated as of April 26, 2006, remain in full force and effect and, such organizational documents have not been amended, modified, annulled, rescinded or revoked since April 26, 2006 (except in the case of SALP, amendments only admitting additional limited partners), and (d) this Amendment has been duly authorized, executed and delivered by the Obligors and is in full force and effect as of the Effective Date, and the agreements and obligations of the Obligors contained herein constitute the legal, valid and binding obligations of the Obligors, enforceable against each of them in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

                 6.2    No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Note Agreement remain unaltered and in full force and effect. The Note Agreement and this Amendment shall be read and construed as one agreement. The making of the amendments in this Amendment does not imply any obligation or agreement by any Noteholder to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

                 6.3    Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York. This Amendment and the rights and obligations of each of the

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parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

                 6.4    Assignment. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

                 6.5    Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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            IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

SOVRAN SELF STORAGE, INC. By: /s/ DAVID L. ROGERS David L. Rogers, Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings Inc., its general partner By: /s/ DAVID L. ROGERS David L. Rogers, Chief Financial Officer

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: /s/ MARK A. AHMED Its: Managing Director

C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Sub-Adviser By: /s/ MARK A. AHMED Its: Managing Director

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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IDS LIFE INSURANCE COMPANY By: /s/ RANDALL WILLIAMSON Its: Vice President - Investments

IDS LIFE INSURANCE COMPANY OF NEW YORK By: /s/ RANDALL WILLIAMSON Its: Vice President - Investments

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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METROPOLITAN LIFE INSURANCE COMPANY By: /s/ FRANK MONFALCONE Its: Director

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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ING USA ANNUITY AND LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: /s/ JAMES V. WITTICH Its: Senior Vice President

RELIASTAR LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: /s/ JAMES V. WITTICH Its: Senior Vice President

SECURITY LIFE OF DENVER INSURANCE COMPANY By: ING Investment Management LLC, as Agent By: /s/ JAMES V. WITTICH Its: Senior Vice President

ING LIFE INSURANCE AND ANNUITY COMPANY By: ING Investment Management LLC, as Agent By: /s/ JAMES V. WITTICH Its: Senior Vice President

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.
By: Prudential Investment Management (Japan), Inc., as
Investment Manager
By: Prudential Investment Management, Inc., as
Sub-Adviser

By:  /s/ WILLIAM C. PAPPAS
          Its:  Vice President

RGA REINSURANCE COMPANY
By: Prudential Private Placement Investors, L.P. (as
Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its
General Partner)

By:  /s/ WILLIAM C. PAPPAS
          Its:  Vice President

ZURICH AMERICAN INSURANCE COMPANY
By: Prudential Private Placement Investors, L.P. (as
Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its
General Partner)

By:  /s/ WILLIAM C. PAPPAS
          Its: Vice President

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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TRANSAMERICA LIFE INSURANCE COMPANY By: /s/ WILLIAM HENRICKSEN Its: Vice President

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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NEW YORK LIFE INSURANCE COMPANY By: /s/ A. POST HOWLAND Its: Investment Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management LLC, Its Investment Manager By: /s/ A. POST HOWLAND Its: Director

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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AMERICAN GENERAL LIFE INSURANCE COMPANY THE VARIABLE ANNUITY LIFE INSURANCE COMPANY By: AIG Global Investment Corp., investment adviser By: /s/ LORRI J. WHITE Its: Vice President

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK By: /s/ ROBERT B. BODETT Its: Authorized Signatory By: /s/ JERRY D. ZINKULA_ Its: Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY By: /s/ ROBERT B. BODETT Its: Authorized Signatory By: /s/ JERRY D. ZINKULA_ Its: Authorized Signatory

Signature Page to Consent and First Amendment to
Note Purchase Agreement dated as of April 26, 2006

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SCHEDULE 5.4
(to Note Purchase Agreement)

SUBSIDIARIES OF THE OBLIGORS,
OWNERSHIP OF SUBSIDIARY STOCK
AND AFFILIATES

(i)     Subsidiaries:

         SOVRAN HOLDINGS, INC.

SHAREHOLDER	SHARES AUTHORIZED	SHARES ISSUED
Sovran Self Storage, Inc 6467 Main Street Williamsville, NY 14221	1,500	100

Iskalo Land Holdings LLC - 100% owned by SALP

Locke Leasing, LLC - 100% owned by SALP

Sovran Jones Road, LLC - 100% owned by SALP

Sovran Congress, LLC - 100% owned by SALP

Sovran Cameron, LLC - 100% owned by SALP

Sovran Huebner, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $5,700,000

Sovran Little Road, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $3,500,000

Sovran Granbury, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $2,700,000

Sovran Grapevine, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $3,300,000

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Sovran Washington, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $3,800,000

Sovran Meramac, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $5,700,000

Sovran Shackelford, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $4,200,000

Sovran Seminole, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $6,300,000

Sovran DeGaulle, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $6,200,000

Sovran Manchester, LLC, a Delaware limited liability company (Subsidiary of Sovran Acquisition Limited Partnership); Investment (including assumed mortgage debt) of $7,200,000

(ii)     Additional Affiliates

Locke Sovran Manager I, LLC - 49% owned by SALP

Locke Sovran Manager II, LLC - 49% owned by SALP

Locke Sovran I, LLC - 45% owned by SALP and 2% owned by Locke Sovran Manager I, LLC

Locke Sovran II, LLC - 49% owned by SALP and 2% owned by Locke Sovran Manager II, LLC

Iskalo Office Holdings, LLC - 49% owned by SALP

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(iii)     Directors and Executive Officers of the Obligors:

A.	Sovran

	Directors:	Robert J. Attea Kenneth F. Myszka Michael A. Elia John E. Burns Anthony P. Gammie Charles E. Lannon

	Officers:	Robert J. Attea Chief Executive Officer Kenneth F. Myszka President, Chief Operating Officer David L. Rogers Chief Financial Officer, Treasurer and Secretary

B.	SALP

Officers and Directors: None. SALP is managed by Sovran Holdings as sole General Partner.

	(i)	Sovran Holdings

	Directors:	Robert J. Attea Kenneth F. Myszka Charles E. Lannon

	Officers:	Robert J. Attea Chief Executive Officer Kenneth F. Myszka President, Chief Operating Officer David L. Rogers Chief Financial Officer, Treasurer

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EXHIBIT A
to Consent and First Amendment

Reaffirmation of Guaranty

            The undersigned, Sovran Holdings, Inc., a Delaware corporation (the "Guarantor"), the guarantor under the Guaranty Agreement, dated as of April 26, 2006 (the "Guaranty"), in favor of the Noteholders under the Note Agreement, as defined in the Consent and Third Amendment to Note Purchase Agreement dated as of April 26, 2006 (the "Amendment") by and among Sovran Self-Storage, Inc., a Maryland corporation ("Sovran") and Sovran Acquisition Limited Partnership, a Delaware limited partnership ("SALP", and together with Sovran, collectively referred to herein as the "Obligors") and each of the Noteholders which is a signatory thereto hereby acknowledges the Amendment and confirms that the Guaranty shall remain in full force and effect after giving effect to the Amendment.

Executed as of this ____ day of June, 2006.

SOVRAN HOLDINGS, INC. By:___________________________________ David L. Rogers, Chief Financial Officer